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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 15, 2003

                        Commission File Number 333-88577

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)



             TEXAS                                             74-2684967
 (State or other jurisdiction                               (I.R.S. Employer
       of incorporation)                                   Identification No.)


       13710 FNB PARKWAY
        OMAHA, NEBRASKA
(Address of principal executive                                68154-5200
           offices)                                            (Zip Code)



                         TELEPHONE NUMBER (402) 492-7300
              (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

           Attached as Exhibit 99.1 is a copy of a press release, dated July 15, 2003, regarding Northern Border Pipeline Company's contracted transportation capacity.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1 Northern Border Pipeline Company press release dated July 15, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHERN BORDER PIPELINE COMPANY
                                        By: Northern Plains Natural Gas Company,
                                            Operator

                                        By: /s/ Jerry L. Peters
                                           -------------------------------------
                                           Jerry L. Peters
                                           Vice President, Finance and Treasurer


Dated: July 15, 2003


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                                  EXHIBIT INDEX


Exhibit 99.1 -- Northern Border Pipeline Company Press Release dated July 15,
                2003.




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